Exhibit 10.26

FIRST AMENDMENT TO SECURITY AGREEMENT

This First Amendment to Security Agreement amends that Security Agreement dated December 12, 2003 (the "Agreement"), by and among TOR MINERALS INTERNATIONAL, INC., a Delaware corporation (the "Debtor") and PAULSON RANCH, LTD., D & C H TRUST, and DOUGLAS MACDONALD HARTMAN FAMILY IRREVOCABLE TRUST (collectively, the "Secured Party").

WHEREAS, the Agreement secured the following obligations of Debtor:

Promissory Note in the original sum of $500,000.00 payable to Paulson Ranch, Ltd.;

Promissory Note in the original sum of $250,000.00 payable to D & C H Trust; and

Promissory Note in the original sum of $250,000.00 payable to Douglas MacDonald Hartman Family Irrevocable Trust; and

WHEREAS, the Promissory Notes payable to D & C H Trust and Douglas MacDonald Harman Family Irrevocable Trust have been paid in full, but the Promissory Note payable to Paulson Ranch, Ltd. is being extended one additional year to February 15, 2006;

NOW, THEREFORE, Debtor and Secured Party acknowledge the following:

The sole remaining party as Secured Party under the Agreement is Paulson Ranch, Ltd., which remains entitled to the security interests, rights and benefits provided in the Agreement. The liens and security interests provided therein shall secure only the Promissory Note in the original sum of $500,000.00 payable to Paulson Ranch, Ltd.

Secured Party and Debtor additionally acknowledge that the Promissory Note dated April 5, 2001, in the original sum of $600,000.00 payable to Paulson Ranch, Ltd. has been paid in full; therefore, the security interests provided in the Agreement are subordinate and inferior only to those prior lien security interests in favor of Bank of America, N.A.

Except as so amended, all of the other terms and conditions of said Security Agreement shall remain in full force and effect and are renewed and extended hereby.

EXECUTED effective the 1st day of February, 2005.

SECURED PARTY:	DEBTOR:
PAULSON RANCH, LTD.	TOR MINERALS INTERNATIONAL, INC.
By: Paulson Ranch Management, LLC

By: ____________________________ Bernard A. Paulson Its Member	By: ____________________________ Richard L. Bowers Its President and CEO